SEPARATE ACCOUNT V (OVERTURE ENCORE!)
                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                 SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 1999

In the OVERTURE ENCORE! prospectus, page 25, the following text replaces the next to the last paragraph on that page:

TRANSFERS
Accumulation Value may be transferred among the Subaccounts of Separate Account V and to the Fixed Account as often as desired. However, transfers out of the Fixed Account may only be made during the 30 day period following the Policy Anniversary Date, as noted below. The transfers may be ordered in person, by mail or by telephone. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. The minimum amount that may remain in a Subaccount or the Fixed Account after a transfer is $100. The first 15 transfers per Policy Year will be permitted free of charge. After that, a transfer charge of $10 may be imposed each additional time amounts are transferred. This amount will be deducted pro rata from each Subaccount (and if applicable, the Fixed Account) in which the Policy Owner is invested. If you have amounts in the Ameritas Portfolios as a result of the substitution which occurred at the close of business on October 29, 1999 ("Substitution Date"), the following procedure applies until December 1, 1999: you may transfer amounts out of the Ameritas Portfolios to any other Subaccount available under the Policy without any administrative charge and without the transfer counting as one of your "free transfers." (See the section on Transfer Charge.) Additional restrictions on transfers may be imposed at the Fund level. Specifically, Fund managers may have the right to refuse sales, or suspend or terminate the offering of portfolio shares, if they determine that such action is necessary in the best interests of the portfolio's shareholders. If a Fund manager refuses a transfer for any reason, the transfer will not be allowed. First Ameritas will not be able to process the transfer if the Fund manager refuses. Transfers resulting from Policy loans or exercise of the exchange privilege will not be subject to a transfer charge and will not be counted towards the 15 free transfers per Policy Year. AVLIC may at any time revoke or modify the transfer privilege, including the minimum amount transferable.

Transfers out of the Fixed Account, unless part of the dollar cost averaging systematic program described below, may be made only during the 30 day period following the Policy Anniversary Date in any Policy Year. Transfers out of the Fixed Account are limited to the greater of (1) 25% of the Fixed Account attributable to the Policy; (2) the largest transfer made by the Policy Owner out of the Fixed Account during the last 13 months; or (3) $1,000. This provision is not available while dollar cost averaging from the Fixed Account.

The privilege to initiate transactions by telephone will be made available to Policy Owners automatically. The registered representative designated on the application will have the authority to initiate telephone transfers. Policy Owners who do not wish to authorize AVLIC to accept telephone transactions from their registered representative must specify so on the application. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Policy Owner to provide the Policy number at the time of giving transfer instructions; AVLIC's tape recording of all telephone transfer instructions; and AVLIC providing written confirmation of telephone transactions.


Supplement dated December 21, 1999.